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                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549



                                     FORM 8-K




                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES AND EXCHANGE ACT OF 1934



                  Date of Report (Date of Earliest Event Reported):
                                 November 13, 2000



                              LOWE'S COMPANIES, INC.
              (Exact name of registrant as specified in its charter)


     North Carolina                  1-7898                     56-0578072
	(State or other jurisdiction   (Commission File No.)        I.R.S. Employer
     of incorporation)                                    (Identification No.)


                               1605 Curtis Bridge Road
                         Wilkesboro, North Carolina 28697
                     (Address of principal executive offices)


                                   (336) 658-4000
                (Registrant's telephone number, including area code)


                                        N/A
               (former name or former address, if changed since last report)

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ITEM 9.    Regulation FD Disclosure.

     Lowe's has adopted the following policy on fair disclosure to investors:

POLICY REGARDING INFORMATION DISCLOSURE AND REGULATION FD

     Lowe's has revised its disclosure policy for corporate earnings in conjunction with new SEC rules on corporate disclosure. The Company will provide forward-looking statements in its quarterly earnings news releases in a section titled Lowe's Business Outlook. Lowe's Business Outlook will describe the Company's outlook for the future and include guidance on total sales, comparable store sales and earnings, as well as other information management deems appropriate. Information included in Lowe's Business Outlook will be based upon available data at the time of publication. From time to time, if deemed appropriate, management may choose to update Lowe's Business Outlook. However, management undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise. If an update is deemed appropriate, the information will be in the form of a news release. Lowe's will continue the practice of participating in analysts' conferences and meeting privately with analysts, investors and the media.

     Earnings news releases may include "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although the Company believes that comments reflected in such forward-looking statements will be reasonable, it can give no assurance that such expectations will prove to be correct. Possible risks and uncertainties regarding these statements include, but are not limited to, the direction of general economic trends, the availability of real estate for expansion and its successful development, the availability of sufficient labor to facilitate growth, fluctuations in prices and availability of product, unanticipated increases in competition, weather conditions that affect sales, and greater than anticipated disruption associated with the integration of Eagle Hardware and Garden with Lowe's. Any additional risks and uncertainties that reflect then current events and circumstances will be disclosed in future news releases.

     The Company is formalizing a "Quiet Period." The period will begin 10 business days prior to the end of each fiscal quarter and extend until the public release of earnings. During this period, Lowe's representatives will not comment on current trends or future expectations.




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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Lowe's has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                LOWE'S COMPANIES, INC.



November 13, 2000                             /s/ Kenneth W. Black, Jr.
                                          ___________________________________
                                           Name:  Kenneth W. Black, Jr.
                                           Title: Senior Vice-President and
                                                  Chief Accounting  Officer


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